UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2005

North American Natural Gas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

000-32089	91-2023071
(Commission File Number)	(IRS Employer Identification No.)

580 Hornby Street, Suite 210, Vancouver, British Columbia, Canada	V6C 3B6
(Address of Principal Executive Offices)	(Zip Code)

(604) 687-6991

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

b)  On October 13, 2005, Dixon Coatsworth resigned as Director of North American Natural Gas, Inc. (the “Company”). Mr. Coatsworth has resigned as Director of the Company to pursue other personal interests.

At the time of his resignation, Mr. Coatsworth possesses no Company securities, nor is he owed any compensation for his services as Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN NATURAL GAS, INC.

By: “Jim Glavas”
Jim Glavas
President, CEO and Director

Dated: October 13, 2005